UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2023

KKR Infrastructure Conglomerate LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56484	92-0477563
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities

As of August 1, 2023, KKR Infrastructure Conglomerate LLC (the “Company”) issued and sold the following unregistered shares (the “Investor Shares”) of the Company (with the final number of shares being determined on August 22, 2023) to third party investors for cash:

Class	Number of Shares Sold(1)	Aggregate Consideration(1)
Class U Shares	4,611,648	$121,525,526	(2)
Class R Shares	2,685,383	$70,303,318
Class D Shares	1,451	$38,000
Class I Shares	9,549	$250,000

(1)	Share and dollar amounts are rounded to the nearest whole number.

(2)	Includes sales load and dealer-manager fees of $884,813, in the aggregate.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01.	Other Events

Transactional Net Asset Value

On August 21, 2023, the manager of the Company determined the transactional net asset value, being the price at which sales and repurchases of the Company’s shares are made (the “Transactional Net Asset Value”), of the following classes of the Company’s shares as of July 31, 2023:

Class	Transactional Net Asset Value per Share
Class U Shares	$26.16
Class R Shares	$26.18
Class D Shares	$26.18
Class I Shares	$26.18
Class E Shares	$26.40
Class F Shares	$26.46
Class G Shares	$26.46
Class H Shares	$26.46

As of July 31, 2023, no Class S or Class R-D shares were outstanding.

The Transactional Net Asset Value of the Company’s shares is also available on its website at www.kinfra.com, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of July 31, 2023

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR INFRASTRUCTURE CONGLOMERATE LLC

By:	/s/ Sung Bum Cho
Name:	Sung Bum Cho
Title:	General Counsel & Secretary

Date: August 23, 2023

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